UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-22500

A&Q Multi-Strategy Fund

(Exact name of registrant as specified in charter)

600 Washington Boulevard

        Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq.

UBS Business Solutions US LLC

One North Wacker Drive

       Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 719-1428

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

A&Q MULTI-STRATEGY FUND

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

March 31, 2024

An exemption under Regulation 4.5 has been obtained from the Commodity Futures Trading Commission for

A&Q Multi-Strategy Fund

A&Q MULTI-STRATEGY FUND

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

March  31, 2024

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

This report provides certain performance data for A&Q Multi-Strategy Fund (the “Fund”) for the fiscal year ended March 31, 2024.

The Fund’s Investment Approach

The Fund commonly is referred to as a “fund of funds.” Its investment objective is to seek capital appreciation over the long term, and it seeks to achieve this investment objective principally through the allocation of assets among a select group of alternative asset managers (the “Investment Managers”) and the funds they operate. Investment Managers generally conduct their investment programs through unregistered investment vehicles, such as hedge funds, that have investors other than the Fund, and in other registered investment companies (collectively, the “Investment Funds”).

The Fund invests in a portfolio of Investment Funds that employ the following strategies: credit/income, equity hedged, multi-strategy, relative value and trading.

Performance Review

The Fund generated a positive return for the year ended March 31, 2024.

The Fund finished positive for the last three quarters of 2023. The Fund slightly underperformed the HFRI FOF: Diversified Index during that time period, despite the positive total return. Equity hedged, credit, trading, relative value and multi-strategy Investment Funds were all positive contributors. Gains were led by equity hedged Investment Funds; one Investment Fund generated significant gains from long technology and consumer discretionary sector exposure. Another Investment Fund that focusses on discretionary macro generated gains from short US and UK rates. Relative value Investment Funds also produced a positive return for the year. Both Investment Funds in the portfolio that focus on fixed income relative value generated gains from US rates and US swap positioning. One Investment Fund focused on trading commodities contributed negatively to performance during the period, as short US gas portions incurred losses.

The Fund generated a positive performance during the first quarter of 2024. Equity hedged, relative value, trading, credit and multi-strategy Investment Funds all were positive contributors. Significant gains were produced by two Investment Funds that focuses fundamental equity hedged. Exposure to technology and consumer discretionary stocks produced positive performance. One Investment Fund that focuses on discretionary macro outperformed from short US and UK rates. There were no material detractors from performance during the first quarter of 2024.

Fund Performance

For the 12-month period ended March 31, 2024, the Fund returned 7.94%. The HFRI FOF: Diversified Index returned 9.19%.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

Returns	Fund	HFRI FOF: Diversified
		Index

Year-to-date	7.94%	9.19%

1-Year	7.94%	9.19%

3-Year (average annual)	3.73%	3.40%

5-Year (average annual)	5.36%	5.24%

10-Year (average annual)	4.25%	3.69%

This graph compares a hypothetical $50,000 investment in the Fund with a similar investment in the HFRI FOF: Diversified Index. This index does not serve as a benchmark for the Fund and is shown for illustrative purposes only. The Fund does not have a designated performance benchmark. All figures for the Fund are based on its net asset value on the last business day of the first and each subsequent fiscal year, and include the reinvestment of all dividends and capital gains distributions, and the Fund’s maximum sales load of 2%. The index does not reflect expenses, fees or sales loads, which would lower performance.

Although the HFRI FOF: Diversified Index is used as a reference point for the A&Q Multi-Strategy Fund, there may be meaningful differences between the Fund and this index. Because managers self-select into this index, there may not be consistency across the character of underlying funds. Such differences could lead to differentiated outcomes.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

A&Q Multi-Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of A&Q Multi-Strategy Fund (the “Fund”), including the schedule of portfolio investments, as of March 31, 2024, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments in investment funds as of March 31, 2024, by correspondence with management of the underlying investment funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the UBS Hedge Fund Solutions LLC investment companies since 1995.

May 23, 2024

A&Q Multi-Strategy Fund

Statement of Assets and Liabilities

March 31, 2024

ASSETS

Investments in Investment Funds, at fair value (cost $268,870,469)	$381,090,293
Cash and cash equivalents	88,663
Receivable from Investment Funds	28,489,924
Advanced subscriptions in Investment Funds	350,000
Interest receivable	2,009
Other assets	6,000

Total Assets	410,026,889

LIABILITIES

Loan payable	17,250,000
Shareholders’ redemptions payable	12,763,769
Management Fee payable	1,436,557
Incentive Fee payable	767,149
Loan interest payable	114,321
Professional fees payable	91,902
Administration fee payable	49,374
Officer’s and Trustees’ fees payable	37,802
Tax compliance fees payable	37,500
Custody fee payable	600
Other liabilities	240,567

Total Liabilities	32,789,541

Net Assets	$377,237,348

NET ASSETS

Represented by:
Paid in capital	$381,976,697
Total distributable earnings (loss)	(4,739,349)

Net Assets	$377,237,348

Net asset value per Share (based on 392,220.055 Shares outstanding)	$961.80

The accompanying notes are an integral part of these financial statements.
4

A&Q Multi-Strategy Fund

Schedule of Portfolio Investments

March 31, 2024

Investment Fund (a)	Geographic Focus	Cost	Fair Value	% of Net Assets	Initial Acquisition Date	Redemption Frequency (b)	Redemption Notice Period (c)	First Available Redemption Date		Dollar Amount of Fair Value for First Available Redemption
Credit/Income

Boundary Creek Fund Offshore Ltd.	Global	$10,139,327	$9,898,295	2.62%	10/1/2020	Quarterly	90 days	6/30/2024	(d),(e)	$3,299,432
Elementum Zephyrus Total Return Cat Bond Fund Ltd.	Global Markets	16,250,000	16,879,084	4.48	1/1/2024	Monthly	30 days	3/31/2024		$16,879,084
Redwood Opportunity Offshore Fund, Ltd.	US/Canada	10,186,307	16,161,734	4.28	2/1/2017	Quarterly	60 days	3/31/2024	(d)	$4,040,434
Sona Credit Fund Ltd	Global	14,192,781	18,146,227	4.81	12/1/2022	Quarterly	45 days	3/31/2024	(d)	$4,536,557

Credit/Income Subtotal		50,768,415	61,085,340	16.19

Equity Hedged

Aleutian Fund, Ltd.	US/Canada	15,670,125	17,223,795	4.57	6/1/2023	Monthly	90 days	3/31/2024		$17,223,795
Anomaly Capital International, Ltd.	Global	17,752,185	27,234,305	7.22	10/1/2020	Quarterly	60 days	3/31/2024	(d)	$6,808,576
Aventail Energy Offshore Fund, Ltd.	US/Canada	17,500,000	17,859,339	4.73	8/1/2022	Quarterly	45 days	9/30/2024	(f)	$17,859,339
Burkehill International Ltd.	Global Markets	11,550,000	11,775,225	3.12	3/1/2024	Quarterly	60 days	3/31/2025	(f)	$11,775,225
Jericho Capital International, Ltd.	US/Canada	15,000,000	18,302,104	4.85	1/1/2024	Quarterly	60 days	3/31/2024		$18,302,104
Point72 Capital International, Ltd.	Global	10,384,484	18,487,566	4.90	8/1/2018	Quarterly	45 days	3/31/2024	(d)	$4,621,892

Equity Hedged Subtotal		87,856,794	110,882,334	29.39

Multi-Strategy

Empyrean Capital Overseas Fund, Ltd.	US/Canada	2,427,463	2,605,972	0.69	12/1/2021	Quarterly	65 days	6/30/2024	(d),(e)	$2,605,972
Schonfeld Strategic Partners Offshore Fund Ltd.	Global	21,283,242	24,556,902	6.51	6/1/2021	Monthly- Quarterly	45 days	3/31/2024	(g)	$20,519,186

Multi-Strategy Subtotal		23,710,705	27,162,874	7.20

Relative Value

Bright Meadow Agency MBS Offshore Fund, Ltd.	US/Canada	14,490,430	16,798,325	4.45	8/1/2021	Monthly	30 days	3/31/2024	(h)	$8,399,163
Elan Feeder Fund Ltd.	Global	19,489,990	24,843,851	6.59	2/1/2022	Monthly	45 days	3/31/2024	(d)	$6,210,963
Linden Investors LP	Global	7,509,659	19,465,535	5.16	4/1/2014	Quarterly	65 days	3/31/2024	(d)	$4,866,384
Symmetry International Fund, Ltd.	Global	26,891,662	65,896,016	17.47	1/1/2015	Anniversary - 30 months	180 days	6/30/2025	(f)	$65,896,016

Relative Value Subtotal		68,381,741	127,003,727	33.67

Trading

East One Commodity Fund Ltd.	Global Markets	8,378,104	12,119,002	3.21	3/1/2021	Monthly	30 days	3/31/2024		$12,119,002
Kirkoswald Global Macro Fund Ltd	Global Markets	14,562,770	15,292,799	4.06	5/1/2023	Quarterly	60 days	3/31/2024	(d)	$3,823,200
Rokos Global Macro Fund, Ltd.	Global	7,124,396	15,926,619	4.22	11/1/2015	Monthly	90 days	3/31/2024	(d)	$3,981,655
Statar Capital Offshore (Cayman), Ltd.	US/Canada	8,087,544	11,617,598	3.08	4/1/2022	Monthly	30 days	3/31/2024		$11,617,598

Trading Subtotal		38,152,814	54,956,018	14.57

Total Investment Funds		$268,870,469	$381,090,293	101.02%

The accompanying notes are an integral part of these financial statements.
5

A&Q Multi-Strategy Fund

Schedule of Portfolio Investments (continued)

March 31, 2024

Cash Equivalents	Shares	Cost	Fair Value	% of Net Assets
UBS Select Treasury Institutional Fund, 5.21% (i)	88,663	$88,663	$88,663	0.02%

Total Cash Equivalents	88,663	$88,663	$88,663	0.02%

Total Investments and Cash Equivalents		$268,959,132	$381,178,956	101.04%
Other Assets less Liabilities			(3,941,608)	(1.04)

Members’ Capital			$377,237,348	100.00%

(a)	Each Investment Fund noted within the Schedule of Portfolio Investments is non-income producing.
(b)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(c)	Unless otherwise noted, the redemption notice periods are shown in calendar days.
(d)	The Investment Fund is subject to an investor level gate of 25%.
(e)	The Fund has submitted a full redemption notice for this holding, and as such, is receiving its proceeds from the Investment Fund.
(f)	This holding is under lock-up and is not redeemable without paying a fee.
(g)

A portion of this holding ($4,845,259) is subject to an investor level gate of 12.5%. The Fund has submitted a full redemption notice for this portion of the holding, and as such, is receiving its proceeds from the Investment Fund.

(h)	The Investment Fund is subject to an investor level gate of 50%.
(i)

Investment in affiliate. The Fund holds shares in UBS Select Treasury Institutional Fund, which is registered under the Investment Company Act of 1940, as amended, and advised by UBS Asset Management (Americas) Inc. The rate shown is the current yield as of March 31, 2024. The audited financial statements of this entity can be found at www.sec.gov.

Complete information about the Investment Funds’ underlying investments is not readily available.

The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

The accompanying notes are an integral part of these financial statements.
6

A&Q Multi-Strategy Fund

Statement of Operations

Year Ended March 31, 2024

INCOME

Interest	$233,418

Total Income	233,418

EXPENSES

Management Fee	5,970,850
Incentive Fee	1,568,131
Professional fees	449,347
Commitment Fee	348,101
Administration fee	318,467
Interest expense	273,322
Tax compliance fees	150,000
Officer’s and Trustees’ fees	103,434
Other Adviser fees	15,125
Custody fee	6,090
Printing, insurance and other expenses	18,621

Total Expenses	9,221,488

Net Investment Loss	(8,988,070)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS

Net realized gain/(loss) from investments in Investment Funds	17,178,474
Net change in unrealized appreciation/depreciation on investments in Investment Funds	21,604,077

Net Realized and Unrealized Gain/(Loss) from Investments	38,782,551

Net Increase in Net Assets Derived from Operations	$29,794,481

The accompanying notes are an integral part of these financial statements.
7

A&Q Multi-Strategy Fund

Statements of Changes in Net Assets

Years Ended March 31, 2023 and 2024

Net Assets at April 1, 2022	$446,668,581

INCREASE (DECREASE) IN NET ASSETS DERIVED FROM OPERATIONS
Net investment loss	(9,183,538)
Net realized gain/(loss) from investments in Investment Funds	30,010,703
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(5,394,846)

Net Increase in Net Assets Derived from Operations	15,432,319

DISTRIBUTIONS TO SHAREHOLDERS (See Note 2d)	(20,595,160)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS
Shareholders’ subscriptions of 14,756.087 Shares	14,107,500
Reinvestment of distributions of 18,987.703 Shares	17,780,863
Shareholders’ redemptions of 69,063.137 Shares	(65,835,923)

Net Decrease in Net Assets Derived from Capital Transactions	(33,947,560)

Net Assets at March 31, 2023	$407,558,180

INCREASE (DECREASE) IN NET ASSETS DERIVED FROM OPERATIONS
Net investment loss	(8,988,070)
Net realized gain/(loss) from investments in Investment Funds	17,178,474
Net change in unrealized appreciation/depreciation on investments in Investment Funds	21,604,077

Net Increase in Net Assets Derived from Operations	29,794,481

DISTRIBUTIONS TO SHAREHOLDERS (See Note 2d)	(25,703,363)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS
Shareholders’ subscriptions of 4,043.115 Shares	3,864,984
Reinvestment of distributions of 23,942.411 Shares	22,166,705
Shareholders’ redemptions of 63,585.374 Shares	(60,443,639)

Net Decrease in Net Assets Derived from Capital Transactions	(34,411,950)

Net Assets at March 31, 2024	$377,237,348

The accompanying notes are an integral part of these financial statements.
8

A&Q Multi-Strategy Fund

Statement of Cash Flows

Year Ended March 31, 2024

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets derived from operations	$29,794,481
Adjustments to reconcile net increase in net assets derived from operations to net cash provided by operating activities:
Purchases of investments in Investment Funds	(78,300,000)
Proceeds from disposition of investments in Investment Funds	120,335,517
Net realized (gain)/loss from investments in Investment Funds	(17,178,474)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(21,604,077)
Changes in assets and liabilities:
(Increase)/decrease in assets:
Advanced subscriptions in Investment Funds	(350,000)
Interest receivable	(2,009)
Receivable from Investment Funds	3,916,280
Other assets	20,112
Increase/(decrease) in liabilities:
Administration fee payable	(33,011)
Custody fee payable	(1,710)
Incentive Fee payable	540,799
Loan interest payable	112,767
Management Fee payable	(136,934)
Officer’s and Trustees’ fees payable	(35,897)
Payable to Adviser	(16,863)
Professional fees payable	(426,713)
Tax compliance fees payable	(37,500)
Other liabilities	4,729
Net cash provided by operating activities	36,601,497

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shareholders’ subscriptions, including change in subscriptions received in advance	3,634,984
Distributions paid	(3,536,658)
Payments on shareholders’ redemptions, including change in shareholders’ redemptions payable	(64,627,712)
Proceeds from loan	49,750,000
Principal payment on loan	(37,100,000)
Net cash used in financing activities	(51,879,386)

Net decrease in cash and cash equivalents	(15,277,889)
Cash-beginning of year	15,366,552
Cash and cash equivalents-end of year	$88,663

Supplemental disclosure of cash flow information:
Interest expense paid	$160,555
Reinvestment of distributions	$22,166,705

The accompanying notes are an integral part of these financial statements.
9

A&Q Multi-Strategy Fund

Financial Highlights

The following represents the ratios to average net assets and other supplemental information for the periods indicated. An individual shareholder’s ratios and returns may vary from the below based on the timing of capital transactions.

	Years Ended March 31,
	2024	2023	2022	2021	2020

Per Share operating performance

Net asset value per Share, beginning	$952.64	$964.44	$998.50	$924.35	$985.64

Gain/(Loss) from investment operations:

Net investment loss [a]	(21.72)	(20.33)	(20.41)	(26.22)	(22.38)
Net realized and unrealized gain (loss) from investments	94.83	55.45	17.59	178.42	25.86
Total gain/(loss) from investment operations	73.11	35.12	(2.82)	152.20	3.48
Distributions to shareholders	(63.95)	(46.92)	(31.24)	(78.05)	(64.77)
Net asset value per Share, ending	$961.80	$952.64	$964.44	$998.50	$924.35

Ratio/Supplemental Data:

Ratio of net investment loss to average net assets [b,c]	(2.26%)	(2.11%)	(2.04%)	(2.57%)	(2.24%)

Ratio of gross expenses to average net assets after Incentive Fee [b,c]	2.32%	2.12%	2.05%	2.57%	2.24%

Ratio of net expenses to average net assets after Incentive Fee [b,c,d]	2.32%	2.11%	2.01%	1.99%	1.99%

Portfolio turnover rate	20.35%	20.28%	24.88%	23.97%	12.55%

Total return after Incentive Fee [e,f]	7.94%	3.73%	(0.30%)	16.32%	(0.02%)

Asset coverage [g]	22.869	89.600	26.894	174.272	N/A
Net assets	$377,237,348	$407,558,180	$446,668,581	$479,962,538	$462,919,484

a	Calculated based on the average Shares outstanding during the period.

b	Ratios to average net assets are calculated based on the average net assets for the period.

c	Ratios of net investment loss and total expenses to average net assets do not include the impact of expenses and incentive allocations or incentive fees incurred by the underlying Investment Funds.

d	The ratios of net expenses to average net assets before Incentive Fee were 1.92%, 2.06%, 2.01%, 1.99% and 1.99% for the years ended March 31, 2024, 2023, 2022, 2021 and 2020, respectively.

e	The total returns before Incentive Fee were 8.37%, 3.78%, (0.27%), 16.99% and 0.23% for the years ended March 31, 2024, 2023, 2022, 2021 and 2020, respectively.

f

The total return is based on the change in value during the period of a theoretical investment made at the beginning of the period. The change in value of a theoretical investment is measured by comparing the aggregate ending value, adjusted for reinvestment of all dividends and distributions, if any, in accordance with the reinvestment plan. The total return does not reflect any sales charges.

The accompanying notes are an integral part of these financial statements.
10

A&Q Multi-Strategy Fund

Financial Highlights (continued)

g

Calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets and dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding. The Fund’s senior securities during this time period were comprised only of temporary borrowings made pursuant to secured revolving lines of credit agreements (see Note 6). There were no senior securities payable outstanding for the year ended March 31, 2020.

The accompanying notes are an integral part of these financial statements.
11

A&Q Multi-Strategy Fund

Notes to Financial Statements

March 31, 2024

1.	Organization

A&Q Multi-Strategy Fund (the “Fund”) was formed as a statutory trust under the laws of Delaware on February 7, 2011 and commenced operations on March 29, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund is commonly referred to as a “fund of funds”. Its investment objective is to seek to consistently realize risk-adjusted appreciation principally through the allocation of assets among a select group of alternative asset managers (the “Investment Managers”) and the funds they operate. Investment Managers generally conduct their investment programs through unregistered investment vehicles, such as hedge funds, that have investors other than the Fund, and in other registered investment companies (collectively, the “Investment Funds”). The Fund seeks to achieve its investment objective primarily through the identification, selection and monitoring of Investment Managers and Investment Funds that UBS Hedge Fund Solutions (as defined below) believes will produce attractive returns over time. By diversifying the approach by which the Fund’s assets are invested, the Fund seeks to achieve performance results that are less volatile in both rising and falling markets than investments made in accordance with a single approach.

Subject to the provisions of the Fund’s Agreement and Declaration of Trust, as amended and restated from time to time (the “Declaration”), and the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Fund’s Board of Trustees (the “Board”, with an individual member referred to as a “Trustee”). The Trustees shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out their duties under the Declaration. Each Trustee shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each trustee of a Delaware corporation, and each Trustee who is not an “interested person” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”) shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each trustee of a closed-end management investment company registered under the 1940 Act and organized as a Delaware corporation who is not an “interested person” of such company. The Trustees may perform such acts as they, in their sole discretion, determine to be proper for conducting the business of the Fund. No Trustee shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Trustee’s authority as delegated by the Board. The Board may delegate (as may be permitted by the Declaration, the Fund’s By-Laws and the Delaware Statutory Trust Act) the management of the Fund’s day-to-day operations to one or more officers of the Fund or other persons (including, without limitation, UBS Hedge Fund Solutions (as defined below)), subject to the investment objective and policies of the Fund and to the oversight of the Board.

The Board has engaged UBS Hedge Fund Solutions LLC (“UBS Hedge Fund Solutions” or the “Adviser”), a Delaware limited liability company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund.

12

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2024

1.	Organization (continued)

The Adviser is a wholly owned subsidiary of UBS Group AG and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Initial and additional applications for shares of beneficial interest (“Shares”) by eligible investors may be accepted at such times as the Board may determine and are generally accepted monthly. The Board reserves the right to reject any application for Shares in the Fund. Shares may be purchased as of the first business day of each month at the Fund’s then current net asset value (“NAV”) per Share. The Fund from time to time may offer to repurchase Shares pursuant to written tenders by shareholders. These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares from shareholders as of the end of each calendar quarter. During the year ended March 31, 2024, 63,585.374 Shares were repurchased.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by non-governmental entities. The Fund’s financial statements are prepared in accordance with US GAAP.

The Adviser has determined that the Fund is an investment company as outlined in the FASB Accounting Standards Update No. 2013-08, Financial Services - Investment Companies (Topic 946) - Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”). Therefore, the Fund follows the accounting and reporting guidance for investment companies.

2.	Significant Accounting Policies

a.	Portfolio Valuation

The Fund values its investments at fair value, in accordance with US GAAP, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund uses NAV as its measure of fair value of an investment in an Investment Fund when (i) the Fund’s investment does not have a readily determinable fair value and (ii) the NAV of the Investment Fund is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the fair value measurement of the Fund’s investments have been classified, the Fund has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date and the existence or absence of certain restrictions at the measurement date.

13

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2024

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

US GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). US GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly. In its consideration, the Fund must consider inputs and valuation techniques used for each class of assets and liabilities. Judgment is used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided. Fair value measurement disclosures for each class of assets and liabilities require greater disaggregation than the Fund’s line items in the Statement of Assets and Liabilities.

The following is a summary of the investment strategies and any restrictions on the liquidity provisions of the investments in Investment Funds held by the Fund as of March 31, 2024. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of March 31, 2024. The Fund used the following categories to classify its Investment Funds:

The Investment Funds in the credit/income strategy (total fair value of $61,085,340) utilize credit analysis to evaluate potential investments and use debt or debt-linked instruments to execute their investment theses. Their approach can be either fundamental, quantitative, or a combination of both. As of March 31, 2024, the Investment Funds in the credit/income strategy had $44,206,256, representing 72% of the value of the investments in this category, subject to investor level gates.

The Investment Funds in the equity hedged strategy (total fair value of $110,882,334) generally utilize fundamental analysis to invest in publicly traded equities investing in both long and short positions seeking to capture perceived security mispricing. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied. As of March 31, 2024, the Investment Funds in the equity hedged strategy had $75,356,435, representing 68% of the value of the investments in this category, subject to investor level gates and/or lock-ups. Included in this amount is $29,634,564, representing 27% of the value of the investments in this category, that cannot be redeemed in full because the investments include restrictions that do not allow for redemptions in the first 12-24 months after acquisition. The remaining restriction period for these investments ranges from 4-11 months at March 31, 2024.

The Investment Funds in the multi-strategy strategy (total fair value of $27,162,874) invest in both long and short, equity and debt strategies that are primarily in U.S. based securities. The management of these Investment Funds seek arbitrage opportunities, distressed securities, corporate

14

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2024

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

restructures and hedges established in equities, convertible securities, options, warrants, rights, forward contracts, futures, trade claims, credit default swaps and other derivatives, real estate and other financial instruments. As of March 31, 2024, the Investment Funds in the multi-strategy strategy had $7,451,231, representing 27% of the value of the investments in this category, subject to investor level gates.

The Investment Funds in the relative value strategy (total fair value of $127,003,727), a broad category, generally encompass strategies that are non-fundamental and non-directional, and often quantitatively driven. The Investment Funds in this strategy typically use arbitrage to exploit mispricing and other opportunities in various asset classes, geographies, and time horizons. The Investment Funds frequently focus on capturing the spread between two assets, while maintaining neutrality to other factors, such as geography, changes in interest rates, equity market movement, and currencies, to name a few examples. As of March 31, 2024, the Investment Funds in the relative value strategy had $127,003,727, representing 100% of the value of the investments in this category, subject to investor level gates and/or lock-ups. Included in this amount is $65,896,016, representing 52% of the value of the investments in this category, that cannot be redeemed in full because the investments include restrictions that do not allow for redemptions in the first 30 months after acquisition. The remaining restriction period for these investments is 15 months at March 31, 2024.

The Investment Funds in the trading strategy (total fair value of $54,956,018) are generally top-down in nature and often driven by econometric and macroeconomic research. The Investment Funds may utilize financial instruments, such as foreign exchange, equities, rates, sovereign debt, currencies, and commodities to express a manager’s view. In executing different approaches, managers may use either fundamental or quantitative models or a combination of both. As of March 31, 2024, the Investment Funds in the trading strategy had $31,219,418, representing 57% of the value of the investments in this category, subject to investor level gates.

The investments within the scope of ASC 820, for which fair value is measured using NAV as a practical expedient, should not be categorized within the fair value hierarchy. The total fair value of the investments in Investment Funds valued using NAV as a practical expedient is $381,090,293 and is therefore excluded from the fair value hierarchy. Additional disclosures, including liquidity terms and conditions of the underlying investments, are included in the Schedule of Portfolio Investments.

15

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2024

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

The three levels of the fair value hierarchy are as follows:

Level 1—	quoted prices in active markets for identical investments
Level 2—

inputs to the valuation methodology include quotes for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument

Level 3—	inputs to the valuation methodology include significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The NAV of the Fund is determined by the Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Adviser has adopted procedures pursuant to ASC 820 in which the Fund values its investments in Investment Funds at fair value. Fair value is generally determined utilizing NAVs supplied by, or on behalf of, the Investment Funds’ Investment Managers, which are net of management and incentive fees charged by the Investment Funds. NAVs received by, or on behalf of, the Investment Funds’ Investment Managers are based on the fair value of the Investment Funds’ underlying investments in accordance with the policies established by the Investment Funds. Because of the inherent uncertainty of valuation, the value of the Fund’s investments in the Investment Funds may differ significantly from the value that would have been used had a ready market been available. See Schedule of Portfolio Investments for further information.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Fund’s Investment Manager and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

It is unknown, on an aggregate basis, whether the Investment Funds held any investments whereby the Fund’s proportionate share exceeded 5% of the Fund’s net assets at March 31, 2024.

The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities.

16

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2024

2.	Significant Accounting Policies (continued)

b.	Investment Transactions and Income Recognition

The Fund accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. Interest income is recorded on the accrual basis.

c.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s NAV; costs of insurance; registration expenses; interest expense; due diligence, including travel and related expenses; expenses of meetings of the Board; all costs with respect to communications to shareholders; and other types of expenses approved by the Board. Expenses are recorded on the accrual basis.

d.	Income Taxes

The Fund intends, consistent with the requirements of the Internal Revenue Code that are applicable to regulated investment companies, to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains, resulting in no provision requirements for federal income or excise taxes. The Fund has a September 30 tax year-end. Unless otherwise indicated, all applicable tax disclosures reflect tax adjusted balances at September 30, 2023.

The Fund files U.S. federal income and applicable state tax returns. The Adviser has analyzed the Fund’s tax positions taken on its federal and state income tax returns for all open tax years, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended March 31, 2024, the Fund did not incur any interest or penalties. The Adviser does not believe there are positions for which it is reasonably likely that the total amounts of unrecognized tax liability will significantly change within 12 months of the reporting date.

Permanent book-to-tax basis differences resulted in the reclassification of amounts stated below, between total distributable earnings and paid-in capital reported on the Fund’s Statement of Assets and Liabilities as of March 31, 2024. Such permanent reclassifications are attributable to differences

17

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2024

2.	Significant Accounting Policies (continued)

d.	Income Taxes (continued)

between book and tax reporting of the Fund’s investments which do not affect net assets or NAV per Share values.

Total Distributable Earnings	Paid in Capital
$23	($23)

The tax character of distributions paid to shareholders during the financial statement year ended March 31, 2024 was $ 25,703,363 of ordinary income. The tax character of distributions paid to shareholders during the financial statement year ended March 31, 2023 was $20,595,160 of ordinary income.

The tax basis of distributable earnings as of September 30, 2023 (the Fund’s most recent tax year) shown below represents future distribution requirements that the Fund must satisfy under the income tax regulations.

Undistributed Ordinary Income	Capital Loss Carryforward	Qualified Late Year Loss Deferrals*	Net Unrealized Appreciation/ (Depreciation)
$ 2,082,730	($13,605,416)	$-	$9,598,030

* Under federal tax law, qualified late year ordinary and capital losses realized after December 31 and October 31, respectively, may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended September 30, 2023, the Fund incurred a late year ordinary loss of $0 and a capital loss of $0 which it will elect to defer to the tax year ending September 30, 2024.

At September 30, 2023, the Fund did not utilize any capital loss carryforward. The capital loss carryforward is available to offset future realized capital gains. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses and are not subject to expiration.

The federal tax cost of investments is adjusted for taxable income allocated to the Fund from the Investment Funds. The aggregate tax cost of investments at March 31, 2024 is $354,937,646. Investment net tax basis unrealized appreciation was $26,152,647 consisting of $26,393,679 unrealized appreciation and $241,032 unrealized depreciation.

The primary reason for differences between the earnings reported above and the federal tax cost of investments, in comparison with the related amounts reported on the Fund’s Statement of Assets and Liabilities as of March 31, 2024, relates to cumulative differences between tax and US GAAP financial statement reporting requirements on the portfolio investments.

18

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2024

2.	Significant Accounting Policies (continued)

e.	Cash and cash equivalents

Cash consists of monies held at The Bank of New York Mellon. Cash equivalents consist of short-term investments that have maturities of three months or less at the date of purchase or money market or mutual funds. Such accounts, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. At March 31, 2024, the Fund held an investment of $88,663 in the UBS Select Treasury Institutional Fund, an affiliate of the Fund, which is included within cash and cash equivalents on the Statement of Assets and Liabilities. The UBS Select Treasury Institutional Fund invests primarily in government securities and other short-term, highly liquid instruments. The cash equivalents are recorded at NAV per share which approximates fair value and are considered to be Level 1 within the fair value hierarchy. The Fund did not hold any cash as of March 31, 2024. There were no restrictions on cash and cash equivalents held as of March 31, 2024.

f.	Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

3.	Related Party Transactions

The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement. The Adviser also provides certain administrative services to the Fund, including: providing office space, handling of shareholder inquiries regarding the Fund, providing shareholders with information concerning their investment in the Fund, coordinating and organizing meetings of the Fund’s Board and providing other support services. In consideration for all such services, the Fund pays the Adviser a fee (the “Management Fee”), computed and payable monthly, at an annual rate of 1.50% of the Fund’s adjusted net assets determined as of the last day of each month. Adjusted net assets as of any month-end date means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund other than Incentive Fee (as described below) accruals if any, as of such date, and calculated before giving effect to any repurchase of Shares on such date. For the year ended March 31, 2024, the Fund incurred a Management Fee of $5,970,850, of which $1,436,557 remains payable and is included in the Statement of Assets and Liabilities at March 31, 2024.

19

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2024

3.	Related Party Transactions (continued)

The Management Fee is computed as of the start of business on the last business day of the period to which each Management Fee relates, after adjustment for any Share purchases effective on such date, and is payable in arrears. A portion of the Management Fee and Incentive Fee (as defined below) is paid by UBS Hedge Fund Solutions to its affiliates.

In addition to the Management Fee paid to the Adviser, the Fund also pays the Adviser an incentive fee (the “Incentive Fee”), on a quarterly basis, at an annual rate of 5% of the Fund’s net profits, if any. For the purposes of calculating the Incentive Fee, net profits will be determined by taking into account net realized gain or loss (including any realized gain that has been distributed to shareholders during a fiscal quarter and net of Fund expenses, including Management Fee) and the net change in unrealized appreciation or depreciation of securities positions, as well as dividends, interest and other income. No Incentive Fee will be payable for any fiscal quarter unless losses and depreciation from prior fiscal quarters (the “cumulative loss”) have been recovered by the Fund, known as a “high water mark” calculation. The cumulative loss to be recovered before payment of Incentive Fees will be reduced in the event of withdrawals by shareholders. The Adviser is under no obligation to repay any Incentive Fees previously paid by the Fund. Thus, the payment of the Incentive Fee for a fiscal quarter will not be reversed by the subsequent decline of the Fund’s assets in any subsequent fiscal quarter. For the year ended March 31, 2024, the Fund incurred an Incentive Fee of $1,568,131, of which $767,149 remains payable and is included in the Statement of Assets and Liabilities at March 31, 2024.

The Incentive Fee is in addition to the incentive fees or allocations charged by the unregistered Investment Funds.

UBS Financial Services Inc. (“UBS FSI”), a wholly owned subsidiary of UBS Americas, Inc., together with any other broker or dealer appointed by the Fund as distributor of its Shares (the “Distributor”), acts as the distributor of the Fund’s Shares on a best efforts basis, subject to various conditions, without special compensation from the Fund. Currently, UBS FSI acts as the sole distributor of the Fund’s Shares, and bears its own costs associated with its activities as distributor. Sales loads, if any, charged on contributions are debited against the contribution amounts, to arrive at a net subscription amount. The sales load does not constitute assets of the Fund.

Each Trustee of the Fund receives an annual retainer of $12,500 plus a fee for each meeting attended. The Chair of the Board and the Chair of the Audit Committee of the Board each receive an additional annual retainer in the amount of $20,000. These additional annual retainer amounts are paid for by the Fund on a pro-rata basis along with the two other registered alternative investment funds advised by UBS Hedge Fund Solutions. All Trustees are reimbursed by the Fund for all reasonable out of pocket expenses.

20

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2024

3.	Related Party Transactions (continued)

During the year ended March 31, 2024, the Fund incurred a portion of the annual compensation of the Fund’s Chief Compliance Officer in the amount of $4,049 which is included in Officer’s and Trustees’ fees in the Statement of Operations. The related payable of $18,794 is included in Officer’s and Trustees’ fees payable in the Statement of Assets and Liabilities.

The Fund, along with the two other registered alternative investment funds advised by UBS Hedge Fund Solutions, and the Trustees, are insured under an insurance policy which protects against claims alleging a wrongful act, error, omission, misstatement, misleading statement, and other items made in error. The annual premiums are allocated among the funds on a pro-rata basis based on each fund’s assets under management. On an annual basis, the allocation methodology is reviewed and approved by the Board and the Adviser determines the amounts to be charged to each fund based upon the Board approved methodology. During the year ended March 31, 2024, the Fund incurred $85,102 in insurance fees, which is included in printing, insurance and other expenses in the Statement of Operations, of which none was payable at March 31, 2024.

The Fund, along with several other funds advised by UBS Hedge Fund Solutions, is party to a Credit Agreement (See Note 6). On a quarterly basis, the credit provider charges a fee (the “Commitment Fee”) on the unused portion of the total amount of the Credit Agreement. The Adviser negotiates the commitment amount with the counterparty based on the amount each fund will be expected to borrow at a given time. The Commitment Fee is allocated to each fund based on the sub-limit borrowing amount which is disclosed within the Credit Agreement. For the year ended March 31, 2024, the Fund incurred a Commitment Fee of $348,101 to the counterparty, of which $20,572 remains payable and is included in other liabilities in the Statement of Assets and Liabilities at March 31, 2024.

The Adviser may incur expenses on behalf of the Fund for certain activities which benefit the investment funds managed by the Adviser. For the year ended March 31, 2024, the Fund incurred other Adviser fees of $15,125, of which none was payable at March 31, 2024.

Other investment partnerships sponsored by UBS Group AG or its affiliates may also maintain investment interests in the Investment Funds owned by the Fund.

4.	Administration and Custody Fees

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), in its role as the Fund’s administrator, performs certain additional administrative, accounting, record keeping, tax and investor services for the Fund. BNY Mellon receives a monthly administration fee primarily based upon (i) the average net assets of the Fund subject to a minimum monthly administration fee, and (ii) the aggregate net assets of the Fund and certain other investment funds sponsored or advised by UBS

21

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2024

4.	Administration and Custody Fees (continued)

Group AG, UBS Americas, Inc. or their affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by BNY Mellon.

The Bank of New York Mellon serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with domestic and foreign sub custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian.

5.	Share Capital and NAV

The Fund is authorized to issue an unlimited number of Shares. The Fund has registered $570,704,781 of Shares for sale under its Registration Statement (File No. 333-258388). The Shares are distributed by UBS FSI, as the Fund’s Distributor. The Distributor may pay from its own resources compensation to its financial advisors, as well as third party securities dealers and other industry professionals, in connection with the sale and distribution of the Shares or ongoing servicing of clients with whom they have placed Shares in the Fund.

Capital share transactions for outstanding Shares in the Fund for the year ended March 31, 2024 are summarized as follows:

Outstanding Shares April 1, 2023	Subscriptions	Reinvestments	Redemptions	Outstanding Shares March 31, 2024	NAV Per Share
427,819.903	4,043.115	23,942.411	(63,585.374)	392,220.055	$961.80

6.	Loan Payable

The Fund, along with several other funds advised by UBS Hedge Fund Solutions, has entered into a secured Amended and Restated Credit Agreement dated as of September 1, 2022, as amended, supplemented or otherwise modified from time to time with a third-party commercial bank, which will terminate on June 17, 2024 unless extended (the “Credit Agreement”). Under the Credit Agreement, the Fund may borrow from time to time on a revolving basis at any time up to $80,000,000 for temporary investment purposes and to meet requests for tenders. Indebtedness outstanding under the Credit Agreement accrues interest at a rate per annum for each day of Daily Simple Secured Overnight Financing Rate (“SOFR”) or Term SOFR for a tenor of one month as determined by the borrower plus 1.50%. There is a Commitment Fee payable by the Fund, calculated at 45 basis points times the actual daily amount of the line of credit not utilized.

22

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2024

6.	Loan Payable (continued)

For the year ended March 31, 2024, the Fund’s average interest rate paid on borrowings was 6.63% per annum and the average borrowings outstanding was $4,124,722. The Fund had $17,250,000 in borrowings outstanding at March 31, 2024. Interest expense for the year ended March 31, 2024 was $273,322, of which $114,321 was payable at March 31, 2024.

7.	Investments

As of March 31, 2024, the Fund had investments in Investment Funds, none of which were related parties.

Aggregate purchases and proceeds from sales of investments for the year ended March 31, 2024 amounted to $78,300,000 and $120,335,517, respectively.

The agreements related to investments in Investment Funds provide for compensation to the general partners/managers in the form of management fees of 0.00% to 2.85% (per annum) of net assets and incentive fees or allocations ranging from 0.00% to 35.00% of net profits earned. One or more Investment Funds have entered into a side pocket arrangement. Detailed information about the Investment Funds’ portfolios is not available. Please see the Schedule of Portfolio Investments for further information.

8.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, equity swaps, distressed investing, merger arbitrage and convertible arbitrage. The Fund’s risk of loss in these Investment Funds is limited to the fair value of these investments.

9.	Indemnification

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

23

A&Q Multi-Strategy Fund

Notes to Financial Statements (continued)

March 31, 2024

10.	Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued, and has determined that there were no events that required disclosure other than the following:

Subsequent to March 31, 2024, the Fund paid shareholders’ redemptions payable of $12,763,769 in full.

Effective April 1, 2024, management of UBS Hedge Fund Solutions enacted a reorganization and statutory merger in which UBS Hedge Fund Solutions LLC merged with and into UBS Asset Management (Americas) LLC (“UBS AM Americas”), formerly known as UBS Asset Management (Americas) Inc. As such, UBS Hedge Fund Solutions LLC has ceased to exist as a separate legal entity and UBS AM Americas has assumed all rights and obligations of UBS Hedge Fund Solutions LLC, including its role as the adviser of the Fund. UBS AM Americas is a wholly owned subsidiary of UBS Group AG and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

24

TRUSTEES AND OFFICERS (UNAUDITED)

Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available on the following website: https://www.ubs.com/us/en/asset-management/individual-investors-and-financial-advisors/products/hedge-funds.html. The SAI also may be obtained by contacting UBS Asset Management (Americas) LLC (“UBS AMA”) at (888) 793-8637.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Trusteeships/ Directorships Held by Trustee Outside Fund Complex During Past 5 Years

INDEPENDENT TRUSTEES

Virginia G. Breen (59) c/o UBS AMA 787 Seventh Avenue New York, NY 10019 Chair and Trustee	Term — Indefinite Length—since Commencement of Operations (Chair since Jan. 1, 2022)	Private investor and board member of certain entities (as listed herein).	41

Director of: Paylocity Holding Corp.; the Neuberger Berman Private Equity Registered Funds (18 funds); certain funds in the Calamos Fund Complex (30 portfolios); Jones Lang LaSalle Income Property Trust, Inc. Former Director of Tech and Energy Transition Corporation (March 2021 to March 2023).

Heather R. Higgins (64) c/o UBS AMA 787 Seventh Avenue New York, NY 10019 Trustee	Term — Indefinite Length—since Jan. 1, 2022	President and Director of The Randolph Foundation (charitable foundation) (since 1991); member of the Board of Overseers of the Hoover Institution (from 2001 to 2007 and since 2009); and board member of several non-profit organizations.	41	None

Stephen H. Penman (77) c/o UBS AMA 787 Seventh Avenue New York, NY 10019 Trustee	Term — Indefinite Length—since Commencement of Operations	Professor of Financial Accounting of the Graduate School of Business, Columbia University.	3	Member, Board of Advisors, Boston Harbor Investment Management, LLC.

OFFICER(S) WHO ARE NOT TRUSTEES

Nicole Tortarolo (45) UBS AMA 787 Seventh Avenue New York, NY 10019 Principal Executive Officer	Term — Indefinite Length—since Mar. 1, 2023

Deputy Head of UBS Hedge Fund Solutions since March 2023. Previously, Chief Business Officer (June 2021 to March 2023) and Head of Investment Structuring (March 2011 to June 2021) of UBS Hedge Fund Solutions.

			N/A	N/A

Matthew Richards (39) UBS AMA 787 Seventh Avenue New York, NY 10019 Principal Accounting Officer	Term — Indefinite Length—since Jan. 1, 2022	Head of Financial Reporting & Structuring (since November 2020), prior to which he was a Financial and Regulatory Reporting Specialist (2015-2020).	N/A	N/A

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Trusteeships/ Directorships Held by Trustee Outside Fund Complex During Past 5 Years

Aily S. Andrews (36) UBS AMA 787 Seventh Avenue New York, NY 10019 Chief Compliance Officer	Term — Indefinite Length—since May 31, 2022

Executive Director and Chief Compliance Officer of UBS Hedge Fund Solutions since May 31, 2022, prior to which she was Deputy Chief Compliance Officer (since May 2020). Ms. Andrews was a Director and Business Risk Officer of UBS’s Evidence Lab Innovations from April 2019 to May 2020 (including Head Business Risk Officer from February to May 2020), and was a Vice President and Business Risk Officer of Capital One’s Client Solutions business from October 2017 to March 2019 (including Head Business Risk Officer from July 2018 to March 2019).

			N/A	N/A

Keith A. Weller (62) UBS AMA One North Wacker Drive Chicago, Illinois 60606 Chief Legal Officer	Term — Indefinite Length—since Jul. 25, 2019

Executive Director and Deputy General Counsel (since February 2019, prior to which he was Senior Associate General Counsel) of UBS Business Solutions US LLC (since January 2017) and UBS AMA (since 2005). Mr. Weller also serves as a Vice President and Secretary of certain registered investment funds advised by UBS AMA.

			N/A	N/A

[1]	The Fund commenced operations March 29, 2011.

ADDITIONAL INFORMATION (UNAUDITED)

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

The Fund is required to file, on Form N-PX, its complete proxy voting record for the most recent 12-month period ended June 30, no later than August 31. The Fund’s Form N-PX filings are available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the SEC’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available, without charge, on the SEC’s website at http://www.sec.gov.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics may be obtained without charge by calling 212-821-6053.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics.

(c)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board had determined that Professor Stephen Penman, a member of the audit committee of the Board, is the audit committee financial expert and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $104,890 for 2024 and $99,895 for 2023.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,399 for 2024 and $2,285 for 2023. Audited related fees principally include fees associated with reviewing and providing comments on semi-annual reports, issuing consent filings and performing diversification, and other testing pursuant to sub chapter M of the Internal Revenue Code of 1986, as amended.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $32,246 for 2024 and $30,710 for 2023. Tax fees include fees for tax compliance services and assisting management in preparation of tax estimate.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2024 and $0 for 2023.

(e)(1)

The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services to service Affiliates that are required to be pre-approved, on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)

There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0.341 for 2024 and $0.325 million for 2023.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

UBS Hedge Fund Solutions LLC proxy voting standard Internal

UBS Hedge Fund Solutions LLC

proxy voting standard

OR Taxonomy: Market Conduct

Owner/Issuer: Head C&ORC UBS HFS LLC

Why do we have this standard?

Underlying our voting and corporate governance policies we have one fundamental objective, to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

To achieve this objective, we have implemented this Standard, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice.

Applicability
Location	Americas
Legal Entity	UBS Hedge Fund Solutions LLC
Business Division	Asset Management
Business Area /	All
Function
Roles	All

Summary of Key Requirements
The standard is designed to address the following risks:
- Failure to provided required disclosures for investment advisers and registered investment companies
- Failure to vote proxies in best interest of clients and funds
- Failure to identify and address conflicts of interest

Infringements of this standard may result in disciplinary action including dismissal.

Published: 3 December 2015	Page 1 of 3
Last Reviewed: 5 June, 2023

UBS Hedge Fund Solutions LLC proxy voting standard Internal

Table of Contents

Standard		3

1.	General Standard	3

2.	General Procedures	3
2.1	Recordkeeping	3

Published: 3 December 2015	Page 2 of 3
Last Reviewed: 5 June, 2023

UBS Hedge Fund Solutions LLC proxy voting standard Internal

Standard

1.	General Standard

The general standard is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any, (collectively, “proxies”), in a manner that serves the best interests of the clients managed by the Registrant, as determined by the Registrant in its discretion, taking into account relevant factors, including, but not limited to:

-	the impact on the value of the securities;
-	the anticipated costs and benefits associated with the proposal;
-	the effect on liquidity;
-	impact on redemption or withdrawal rights;
-	the continued or increased availability of portfolio information; and
-	customary industry and business practices.

2.	General Procedures

Unless clients have reserved voting rights to themselves, UBS Hedge Fund Solutions LLC (“HFS”) will direct the voting of proxies on securities held in their accounts. However, since the holdings in client accounts of HFS are almost exclusively comprised of hedge funds, many of which have non-voting shares, HFS rarely votes proxies. When voting such proxies, HFS Operations Department will consult with the HFS Investment Committee as well as the Legal and Compliance Department regarding the issues of the proxy vote. The Legal and Compliance Department will notify the Operations Department if there are any legal/compliance issues related to the vote. If there are no such issues, the Investment Committee will instruct the Operations Department on how to vote the proxy. The Operations Department will notify the relevant external parties of those instructions and vote the proxy in accordance to the instructions.

In the rare instance that HFS would have an equity security in one of its portfolios that holds a vote, HFS votes in accordance with ISS recommendations.

HFS has implemented procedures designed to identify whether HFS has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, HFS has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker-dealer activities. Whenever HFS is aware of a conflict with respect to a particular proxy as determined by the Legal and Compliance Department, such proxy will be reviewed by a group consisting of members from the Operations Department, Investment Committee and Legal and Compliance and the group is required to review and agree to the manner in which such proxy is voted.

2.1	Recordkeeping

A record of all votes cast must be maintained in order to permit the SEC registered funds to file timely and accurately Form N-PX and to comply with the recordkeeping requirements of IA Act rule 204-2(e)(1). Additionally the Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Published: 3 December 2015	Page 3 of 3
Last Reviewed: 5 June, 2023

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

A&Q MULTI-STRATEGY FUND

PORTFOLIO MANAGER DISCLOSURE

(a)(1)

The Fund is managed by Edoardo Rulli (the “Portfolio Manager”), who is primarily responsible for the selection of the Fund’s investments, the allocation of the Fund’s assets among underlying investment managers and the general day-to-day management of the Fund.

Since re-joining UBS in 2016, Mr. Rulli has been a core member of the Adviser’s Management and Senior Investment Forums. Prior to 2016, Mr. Rulli was a Partner and Head of Research at Falcon Money Management where he joined as partner in 2009. From 2008 to 2009, he was a Director at UBS Alternative and Quantitative Investments LLC, the predecessor unit of the Adviser. From 2004 to 2008, Mr. Rulli served as a senior analyst at Tremont Capital Management in London, a multi-billion fund of funds. He started his career as an analyst in 2001 at Rasini & C researching European and Asian hedge funds. Mr. Rulli received his bachelor’s degree from Bocconi University in Milan, Italy.

The Fund’s Portfolio Manager manages multiple accounts for the Adviser, including registered closed-end management investment companies and private domestic and offshore pooled investment vehicles.

Potential conflicts of interest may arise because of the Portfolio Manager’s management of the Fund and other accounts. For example, conflicts of interest may arise with the allocation of investment transactions and allocation of limited investment opportunities. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Manager may have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, the Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. The Portfolio Manager may be perceived to have a conflict of interest if there are a large number of other accounts, in addition to the Fund, that he is managing on behalf of the Adviser. In addition, the Portfolio Manager could be viewed as having a conflict of interest to the extent that he has an investment in accounts other than the Fund. A potential conflict of interest may be perceived if the Adviser receives a performance-based advisory fee as to one account but not another, because the Portfolio Manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the Portfolio Manager’s compensation. The Adviser periodically reviews the Portfolio Manager’s overall responsibilities to ensure that he is able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the Portfolio Manager may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

The Adviser’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser monitors a variety of areas, including compliance with Fund guidelines. Furthermore, senior investment and business personnel at the Adviser periodically review the performance of the Portfolio Manager.

The Portfolio Manager’s compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Adviser or its affiliates and not by the Fund. A portion of the discretionary bonus may be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS, the parent company of the Adviser, subject to certain vesting periods. The amount of the Portfolio Manager’s discretionary bonus, and the portion to be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS, is determined by senior officers of the Adviser. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Adviser; the overall performance of UBS; the profitability to the Adviser derived from the management of the Fund and the other accounts managed by the Adviser; the absolute performance of the Fund and such other accounts for the preceding year; contributions by the Portfolio Manager to assisting in managing the Adviser; participation by the Portfolio Manager in training of personnel; and support by the Portfolio Manager generally to colleagues. The bonus is not based on a precise formula, benchmark or other metric.

The following table lists the number and types of other accounts advised by the Fund’s Portfolio Manager and approximate assets under management in those accounts as of March 31, 2024.

Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Edoardo Rulli	2[1]	$213,829,298	83[2]	$26,714,347,949	20[3]	$22,957,107,615

[1]	Of these accounts, 1 account with total assets of approximately $130,588,366 charge performance-based advisory fees.
2	Of these accounts, 44 accounts with total assets of approximately $10,397,624,402 charge performance-based advisory fees.
3	Of these accounts, 3 accounts with total assets of approximately $6,747,294,086 charge performance-based advisory fees.

The Fund’s Portfolio Manager does not beneficially own any units of limited liability company interest of the Fund.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	A&Q Multi-Strategy Fund

By (Signature and Title)*	/s/ Nicole Tortarolo
Nicole Tortarolo, Principal Executive Officer

Date	June 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Nicole Tortarolo
Nicole Tortarolo, Principal Executive Officer

Date	June 6, 2024

By (Signature and Title)*	/s/ Matthew Richards
Matthew Richards, Principal Accounting Officer

Date	June 6, 2024

* Print the name and title of each signing officer under his or her signature.